EXHIBIT 10.4

                                  June 30, 1996

                                                          [ONE VALLEY BANK LOGO]

Beneficiary:

Wilmington Trust Company, as Delaware
Trustee of the Eastern American Natural Gas
Trust (the "Trust") under the Amended and
Restated Agreement effective as of January 1, 1993, among Eastern American Energy Corporation, Bank of Montreal Trust Company (the "Trust Agreement").

        Re:     Irrevocable Letter of Credit No.96-025 Transferable Amount:
                USD$12,000,000.00 (USDollarstwelvemillionand00/100)


Gentlemen:

        We hereby issue our Irrevocable Standby Letter of Credit Number 96-025 by order and for the account of Eastern Amercian Energy Corporation, a West Virginia corporation ("EASTERN AMERICAN"), up to an aggregate amount USD$12,000,000.00 (US Dollars twelve million and 00/100)(the "STATED AMOUNT") available by your drafts at sight drawn on One Valley Bank, National Association, One Valley Square, Summers and Loe Streets, Charleston, West Virginia 25301. This Irrevocable Standby Letter of Credit replaces that certain Irrevocable Standby Letter of Credit issued by the Bank of Nova Scotia Number LIHII6562.

        Subject to the further provisions of this Letter of Credit, a demand for payment may be made to you on or proir to the Expiry Date (as defined below) by persentation to us at our address set forth above (Attention: Stanby Letter of Credit) of your sight draft, accompanied by your Drawing Certificate in the form of Annex I, Annex II, Annex III, or Annex IV hereto, approximately completed.

        The sight draft drawn under this credit must bear on its face the clause "Drawn under One Valley Bank, National Association, Letter of Credit No.96-025".

Wilmington Trust Company,
as Delaware Trustee
June 28, 1996
Page 2


        The Stated Amount of this Letter of Credit shall be automatically reduced by the amount of each drawing hereunder and shall further be reduced automatically on June 30, 1997 and each anniversary thereof until June 30, 1999 to an amount equal to the lesser of (i) the original Stated Amount less the amount of all drawings made hereunder on or prior to such date and (ii) Nine Millionand 00/100 Dollars ($9,000,000.00) with respect to June 30, 1997, Six Millionand 00/100 Dollars ($6,000,000.00) with respect to June 30, 1998 and Three Millionand 00/100 Dollars ($3,000,000.00) with respect to June 30, 1999.

        This Letter of Credit shall expire at our close of business at our aforesaid address on June 30, 1997 unless extended as provided herein (the "Expiry Date" as it may from time to time be extended), provided that the Expiry Date shall not in any event be extended to a date later than June 30, 2000. Unless we notify you in writing not later than 30 calandar days prior to the Expiry Date that we do not intend to extend the Expiry Date for one additional calendar year, then the Expiry Date shall be extended for one additional calendar year effective on the Expiry Date. If we notify you that we do not intend to extend the Expiry Date, as aforesaid, you may draw on us for the full Stated Amount of this Letter of Credit then available by your sight draft, accompanied by you Drawing Certificate in the form of Annex IV to this Letter of Credit.

        In the event of notification of default under the Terms and Conditions of the Applications and Agreement for Standby Letter of Credit dated as of June 21, 1996, between Eastern American Energy, Eastern Marketing Corporation and One Valley Bank, National Association (as ammended, modified or supplemented from time to time, the "Agreement") tha an Event of Default (as defined in the Agreement) has occured and is continuing, we shall have the right to terminate this Letter of Credit upon 30 days' written notice to you, specifying that we have excercised such right to terminate the Letter of Credit and specifying the date as to which this Letter of Credit will terminate. Upon receipt of such notice, you may draw upon us at the full Stated Amount of this Letter of Credit then available by your sight draft accompanied by your Drawing Certificate in the form of Annex III to this Letter of Credit.

        This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded to you as Trustee under the Trust Agreement and such transferred Letter of Credit may be successively transferred to a succesor trustee. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by the transfer from attached hereto as Annex V. However, the transfer shall not become operative until you have notified us of the name of the transferee, and the same has been approvedby us not being contrary to U.S. government regulations, and we have informed you accordingly.

Wilmington Trust Company,
as Delaware Trustee
June 28, 1996
Page 3


        This Letter of Credit sets forth in full the terms of our underlying and shall not in any way be modified, amended or amplified by reference to any document, instrument or agreement referred to herein (except the Uniform Customs (hereinafter defined) or in which this Letter of Credit is referred to or to which this Letter of Credit relatives, and any such reference shall not be deemed to incorporate herein by reference any documents, instruments of agreement.

        This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, UCP500 (1993)Revision and, as to matters not governed by said Uniform Customs and Practice, shall be governed by and construed in accordance with the laws of the State of West Virginia.


                                          Very Truly Yours,

                                          /s/?????????????
                                          Authorized Signature
                                          One Valley Bank National Association

                                                                         ANNEX I

                              DRAWING CERTIFICATE

        The undersigned, a duly authorized officer of Wilmington Trust Company (the "Beneficiary"), hereby certifies to One Valley Bank, National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 96-025 (the "Letter of Credit") issued by the Bank in favor of the Beneficiary (terms defined in the Letter of Credit having the same meanings when used herein), that:

        (1) The Beneficiary is the Delaware Trustee under the Trust Agreement.

        (2) The Beneficiary, as the Delaware Trustee under the Trust Agreement, is making a drawing under the Letter of Credit with respect to (I) the failure of Eastern Marketing Corporation, a West Virginia corporation ("Eastern Marketing"), to make full payment of the amount required to be paid by Eastern Marketing to the Trust pursuant to Article 9 of the Gas Purchase Contract, dated January 1, 1993, between Eastern American and Eastern Marketing (the "GAS PURCHASE CONTRACT") on or prior to the time required for such payment to be made with respect to Seller's gas (as such term is defined in the Gas Purchase Contract) for a quarterly period (as such term is defined in the Gas Purchse Contract) and (ii) the failure of Eastern American to make full payment of the amount required to be paid by Eastern American to the Trust pursuant to Section
2.1 of the Assignment and Standby Performance Agreement, dated January 1, 1993, between Eastern American and the Trust (the "STANBY PERFORMANCE AGREEMENT") on or prior to the time required for such payment to be made with respect to such quarterly period.

        (3) The amount of the sight draft accompanying this Certificate does not exceed and amount equal to the difference obtained by subtracting (i) the aggregate amount of all payments received by the Trust from Eastern American pursuant to Section 2.1 of the Standby Performance Agreements on or prior to the time required for such payments to be made with respect to the quarterly period referred to in Paragraph (2) hereof from (ii) the amount required to be paid to the Trust by Eastern American pursuant to Section 2.1 of the Standby Performance Agreement with respect to such quarterly period.

        (4) The amount of the sight draft accompanying this Certificate does not exceed the Stated Amount of the Letter of Credit of the date hereof.

        IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ___________ day of___________ 199_.


                                             WILMINGTON TRUST COMPANY,
                                             AS TRUSTEE

                                             By:______________________

                                             Title:___________________

                                                                        ANNEX II

                              DRAWING CERTIFICATE

        The undersigned, a duly authorized officer of Wilmington Trust Company (the "Beneficiary"), hereby certifies to One Valley Bank, National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 96-025 (the "Letter of Credit") issued by the Bank in favor of the Beneficiary (terms defined in the Letter of Credit having the same meanings when used herein), that:

        (1) The Beneficiary is the Delaware Trustee under the Trust Agreement.

        (2) The Beneficiary, as the Delaware Trustee under the Trust Agreement, is making a drawing under the Letter of Credit with respect to a termination of Gas Purchase Contract, dated January 1, 1993, between Eastern Marketing Corporation, a West Virginia corporation, and Eastern American (the "GAS PURCHASE CONTRACT") without the prior written consent of the Trustee (as such defined in the Trust Agreement), the Assignee of Eastern American's rights under the Gas Purchase Contract, in the manner specified in the Trust Agreement.

        (3) The amount of the sight draft accompanying this Certificate does not exceed the production payment reserve value (as such term defined in the Trust Agreement) on the date herof.

        (4) The amount of the sight draft accompanying this Certificate does not exceed the Stated Amount of the Letter of Credit of the date hereof.

        IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ___________ day of___________ 199_.


                                             WILMINGTON TRUST COMPANY,
                                             AS TRUSTEE

                                             By:______________________

                                             Title:___________________

                                                                       ANNEX III

                              DRAWING CERTIFICATE

        The undersigned, a duly authorized officer of Wilmington Trust Company (the "Beneficiary"), hereby certifies to One Valley Bank, National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 96-025 (the "Letter of Credit") issued by the Bank in favor of the Beneficiary (terms defined in the Letter of Credit having the same meanings when used herein), that:

        (1) The Beneficiary is the Delaware Trustee under the Trust Agreement.

        (2) The Beneficiary, as the Delaware Trustee under the Trust Agreement, is making a drawing under the Letter of Credit with respect to a notification from the Bank to the Trustee that there has been an Event of Default (as defined in te Agreement, dated as of June 28, 1996 among Eastern American, Eastern Marketing, and the Bank) and that the Letter of Credit will terminate as of a date specified in such notification.

        (3) The amount of the sight draft accompanying this Certificate does not exceed the production payment reserve value (as such term defined in the Trust Agreement) on the date herof.

        (4) The amount of the sight draft accompanying this Certificate does not exceed the Stated Amount of the Letter of Credit of the date hereof.

        IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ___________ day of___________ 199_.


                                             WILMINGTON TRUST COMPANY,
                                             AS TRUSTEE

                                             By:______________________

                                             Title:___________________

                                                                        ANNEX IV

                              DRAWING CERTIFICATE

        The undersigned, a duly authorized officer of Wilmington Trust Company (the "Beneficiary"), hereby certifies to One Valley Bank, National Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 96-025 (the "Letter of Credit") issued by the Bank in favor of the Beneficiary (terms defined in the Letter of Credit having the same meanings when used herein), that:

        (1) The Beneficiary is the Delaware Trustee under the Trust Agreement.

        (2) The Beneficiary, as the Delaware Trustee under the Trust Agreement, is making a drawing under the Letter of Credit with respect to a notification from the Bank to the Trustee that the Bank will not extend the Expiry Date of the Letter of Credit and that the Letter of Credit will terminate as of the Expiry Date.

        (3) The amount of the sight draft accompanying this Certificate does not exceed the Stated Amount of the Letter of Credit of the date hereof.

        IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ___________ day of___________ 199_.


                                             WILMINGTON TRUST COMPANY,
                                             AS TRUSTEE

                                             By:______________________

                                             Title:___________________

                                                                         ANNEX V

Gentlemen:

        For value recieved, the undersigned Beneficiary herby Irrevocably transfers to:

        (NAME OF TRANSFEREE)

        (ADDRESS)

all rights of the undersigned Beneficiary to draw under the above Letter of Credit in its entirety.

        By this transfer, all rights of the undersigned Beneficiary in such Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights relating to any amendments, whether increases of extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of consent of or notice to the undersigned Beneficiary.

        The advice of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward to the Transferee with your customary notice of transfer.

Very Truly Yours,


__________________________
Signature of Beneficiary

__________________________
Signature Authenticated

__________________________
        (Bank)

__________________________
(Authorized Signature)